UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): April 28, 2008

Decorize, Inc.
(Exact Name of Registrant as Specified in its Charter)
______________________________________________________________________________

Delaware	001-31260	43-1931810
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

1938 East Phelps, Springfield, Missouri 65802
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:	(417) 879-3326

                                                                  Not Applicable
Former name of address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 28, 2008, the Company executed a Stock Exchange Agreement (the “Exchange Agreement”) by and between the Company and James K. Parsons (“Parsons”). Pursuant to the Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, the Company sold 1,500,000 shares of its common stock to Parsons in exchange for a $300,000 reduction in the outstanding principal balance of that certain Amended and Restated Promissory Note (the “Amended Promissory Note”) issued by the Company to Parsons on May 5, 2006 in the original principal amount of $609,467.69. Under the Exchange Agreement, Parsons represented that he is an “accredited investor” for purposes of the Securities Act of 1933, as amended (the “Securities Act”), and indicated that he is acquiring the shares for investment and without a view towards distribution. As such, the Company believes that the issuance of the 1,500,000 shares of common stock to Parsons pursuant to the Exchange Agreement was made in compliance with the requirements of Rule 506 of Regulation D promulgated under the Securities Act and was therefore exempt from registration. In connection with the execution of the Exchange Agreement, on April 28, 2008 the Company also executed in favor of Parsons a Second Amended and Restated Promissory Note in the principal amount of $277,160.01, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, in replacement of and substitution for the Amended Promissory Note to give effect to the principal reduction of the Amended Promissory Note resulting from the Exchange Agreement.

Parsons also agreed to extend the maturity date of that certain Third Amended and Restated Promissory Note issued by the Company to Parsons on July 31, 2006 in the principal amount of $1,000,000, from July 31, 2008 to July 31, 2009. To give effect to this extension, on April 28, 2008, the Company executed a Fourth Amended and Restated Promissory Note in the principal amount of $1,000,000 in favor of Parsons, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference, in replacement of and substitution for the Third Amended and Restated Promissory Note.

On April 28, 2008, the Company executed a Modification Agreement (the “Quest Modification Agreement”), effective April 1, 2008, by and between the Company and Quest Commercial Finance, L.L.C. (“Quest”). Pursuant to the Quest Modification Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference, the Revolving Line of Credit Promissory Note (the “Revolving Note”) in the principal sum of $750,000 issued by the Company to Quest on May 5, 2006, was modified so that, effective April 1, 2008, the Revolving Note accrues interest at the prime rate per annum as published by the Wall Street Journal (5.25% as of the date of execution). Also pursuant to the Quest Modification Agreement, the payment of accrued interest on the Revolving Note was suspended until January 1, 2009.

On April 28, 2008, the Company executed an Extension and Modification Agreement (the “Extension Agreement”), effective March 15, 2008, by and between the Company and Quest Capital Alliance II, L.L.C. (“Quest II”). Pursuant to the Extension Agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference, the Promissory Note in the principal sum of $750,000 executed by the Company in favor of Quest II on September 11, 2006, and amended on March 15, 2007 (the “Quest II Note”), was modified so that the maturity date of the Quest II Note is extended to March 15, 2009, and the interest rate, effective March 15, 2008, becomes 9.75% per annum.

Also on April 28, 2008, the Company executed a Stock Exchange Agreement, effective April 1, 2008, by and between the Company and Quest II (the “Quest II Exchange Agreement”). Pursuant to the Quest II Exchange Agreement, a copy of which filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference, the Company sold 500,000 shares of its common stock to Quest II in exchange for a $100,000 reduction in the outstanding principal balance of the Quest II Note. Under the Quest II Exchange Agreement, Quest II represented that it is an “accredited investor” for purposes of the Securities Act, and indicated that it is acquiring the shares for investment and without a view towards distribution. As such, the Company believes that the issuance of the 500,000 shares of common stock to Quest II pursuant to the Quest II Exchange Agreement was made in compliance with the requirements of Rule 506 of Regulation D and therefore exempt from registration. In connection with the execution of the Extension Agreement and the Quest II Exchange Agreement, the Company executed on April 28, 2008 an Amended and Restated Promissory Note in the principal amount of $650,000, a copy of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference, in replacement of and substitution for the Quest II Note to give effect to the amended terms resulting from the Extension Agreement and the principal reduction resulting from the Quest II Exchange Agreement.

On April 28, 2008, the Company executed a Subordinated Promissory Note Payoff Agreement (the “Payoff Agreement”) effective April 21, 2008, by and between the Company and Jon T. Baker (“Baker”). Pursuant to the Payoff Agreement, a copy of which is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference, the Company paid Baker $20,000 in full satisfaction of all outstanding debt (including all unpaid accrued interest) owed to Baker under the terms of that certain Subordinated Promissory Note in the principal amount of $56,451 executed by the Company in favor of Baker on January 30, 2004. As a result of the Payoff Agreement, the Company will recognize a gain on the retirement of this debt of approximately $53,000.

On April 30, 2008, Decorize, Inc. (the “Company”) executed an Unsecured Promissory Note in the principal amount of $500,000 (the “Note”) in favor of SRC Holdings Corporation, a Missouri corporation and the Company’s largest shareholder (“SRC”). The Note bears interest at the prime rate per annum as published by the Wall Street Journal (5.25% as of the date of execution) and matures on April 30, 2009, at which time all accrued interest and outstanding principal are due and payable. The Company anticipates using the proceeds from the Note for working capital and general corporate purposes. The foregoing description of the Note is a summary and does not purport to be complete. A copy of the Note is filed as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 30, 2008, the Company executed a Modification Agreement by and between the Company and SRC (the “Modification Agreement”), which modifies the Third Amended and Restated Promissory Note in the principal amount of $750,000 executed by the Company in favor of SRC on June 15, 2005 (the “SRC Note”). Pursuant to the Modification Agreement, a copy of which is filed as Exhibit 10.10 to this Current Report on Form 8-K and is incorporated herein by reference, , the SRC Note was modified so that, effective April 29, 2008, (i) the SRC Note accrues interest at the prime rate per annum as published by the Wall Street Journal (5.25% as of the date of execution) and (ii) all accrued interest on the unpaid principal balance on the SRC Note is due and payable in full upon demand by SRC at any time.

On April 28, 2008, the Company received written consent in the form of a Consent of Lender from Guaranty Bank (“Guaranty”), pursuant to that certain Credit Agreement dated October 19, 2007 between Guaranty and the Company, whereby Guaranty consented to the Company executing and consummating the Subordinated Note Payoff Agreement between the Company and Baker and the Unsecured Promissory Note in favor of SRC, both as described above.

After giving effect to the various transactions noted above the Company’s outstanding debt as of April 30, 2008 is summarized as follows:

Holder	Principal Outstanding	Maturity Date
James K. Parsons	$1,000,000	July 31, 2009
James K. Parsons	277,160	July 31, 2010
SRC Holdings Corporation	750,000	On Demand
SRC Holdings Corporation	500,000	April 30, 2009
Quest Capital Alliance II, L.L.C.	650,000	March 15, 2009
Quest Commercial Finance, L.L.C.	700,000	May 5, 2009
Guaranty Bank	1,996,728	December 31, 2008

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures contained under Item 1.01 in this Current Report on Form 8-K relating to the execution of the Note in favor of SRC are incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures contained under Item 1.01 in this Current Report on Form 8-K relating to the Exchange Agreement with Parsons and the Quest II Exchange Agreement with Quest II are incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Stock Exchange Agreement dated as of April 28, 2008 by and between Decorize, Inc. and James K. Parsons

10.2	Second Amended and Restated Promissory Note dated as of April 28, 2008 by and between Decorize, Inc. and James K. Parsons

10.3	Fourth Amended and Restated Promissory Note dated as of April 28, 2008 by and between Decorize, Inc. and James K. Parsons

10.4	Modification Agreement dated as of April 1, 2008 by and between Decorize, Inc. and Quest Commercial Finance, L.L.C.

10.5	Extension and Modification Agreement dated as of March 15, 2008 by and between Decorize, Inc. and Quest Capital Alliance II, L.L.C.

10.6	Stock Exchange Agreement dated as of April 1, 2008 by and between Decorize, Inc. and Quest Capital Alliance II, L.L.C.

10.7	Amended and Restated Promissory Note dated as of April 1, 2008 by and between Decorize, Inc. and Quest Capital Alliance II, L.L.C.

10.8	Subordinated Promissory Note Payoff Agreement dated as of April 21, 2008 by and between Decorize, Inc. and Jon T. Baker

10.9	Unsecured Promissory Note dated as of April 30, 2008 by and between Decorize, Inc. and SRC Holdings Corporation

10.10	Modification Agreement dated as of April 30, 2008 by and between Decorize, Inc. and SRC Holdings Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECORIZE, INC.

Date: May 2, 2008	By:	/s/ Stephen R. Crowder
		Name:	Stephen R. Crowder
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stock Exchange Agreement dated as of April 28, 2008 by and between Decorize, Inc. and James K. Parsons

10.2	Second Amended and Restated Promissory Note dated as of April 28, 2008 by and between Decorize, Inc. and James K. Parsons

10.3	Fourth Amended and Restated Promissory Note dated as of April 28, 2008 by and between Decorize, Inc. and James K. Parsons

10.4	Modification Agreement dated as of April 1, 2008 by and between Decorize, Inc. and Quest Commercial Finance, L.L.C.

10.5	Extension and Modification Agreement dated as of March 15, 2008 by and between Decorize, Inc. and Quest Capital Alliance II, L.L.C.

10.6	Stock Exchange Agreement dated as of April 1, 2008 by and between Decorize, Inc. and Quest Capital Alliance II, L.L.C.

10.7	Amended and Restated Promissory Note dated as of April 1, 2008 by and between Decorize, Inc. and Quest Capital Alliance II, L.L.C.

10.8	Subordinated Promissory Note Payoff Agreement dated as of April 21, 2008 by and between Decorize, Inc. and Jon T. Baker

10.9	Unsecured Promissory Note dated as of April 30, 2008 by and between Decorize, Inc. and SRC Holdings Corporation

10.10	Modification Agreement dated as of April 30, 2008 by and between Decorize, Inc. and SRC Holdings Corporation